                                POWER OF ATTORNEY

     The  undersigned  Officers and  Directors of TEMPLETON  GLOBAL INCOME FUND,
INC. (the "Registrant") hereby appoint Murray L. Simpson, Barbara J. Green, Lori
A. Weber,  Bruce G. Leto, Lisa A. Duda,  Bibb L. Strench,  and Michael P. O'Hare
(with  full  power to each of them to act alone)  his/her  attorney-in-fact  and agent,  in all  capacities,  to  execute,  file  or  withdraw  the  Registrant's registration  statement on Form N-2 under the Investment Company Act of 1940, as amended,  and/or  Registrant's  registration  statements  on Form N-14 under the
Securities  Act of 1933,  as amended,  or any  amendments  to such  registration statements  covering  the sale of shares by the  Registrant  under  prospectuses becoming  effective  after this date,  including  any  amendment  or  amendments increasing or  decreasing  the amount of securities  for which  registration  is being sought,  with all exhibits and any and all documents  required to be filed with  respect  thereto  with any  regulatory  authority,  and/or  any  documents relating to either of such  registration  statements  referred to above. Each of the undersigned grants to each of said attorneys, full authority to do every act necessary to be done in order to  effectuate  the same as fully,  to all intents and purposes as he/she could do if  personally  present,  thereby  ratifying all that said  attorneys-in-fact  and agents, may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney may be executed in one or more counterparts, each of which shall be deemed to be an original,  and all of which shall be deemed to be a single document.

     The  undersigned  Officers  and  Directors  hereby  execute  this  Power of
Attorney as of the 4th day of December, 2001.

/s/ Harris J. Ashton                              /s/ Betty P. Krahmer
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    Harris J. Ashton, Director                     Betty P. Krahmer, Director

/s/ Nicholas F. Brady                             /s/ Gordon S. Macklin
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    Nicholas F. Brady, Director                    Gordon S. Macklin, Director

/s/ Frank J. Crothers                             /s/ Fred R. Millsaps
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    Frank J. Crothers, Director                    Fred R. Millsaps, Director

/s/ S. Joseph Fortunato                           /s/ Constantine D. Tseretopoulos
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    S. Joseph Fortunato, Director                  Constantine D. Tseretopoulos, Director

/s/ Andrew H. Hines, Jr.                          /s/ Gregory E. McGowan
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    Andrew H. Hines, Jr., Director                 Gregory E. McGowan, President

/s/ Edith E. Holiday                              /s/ Bruce S. Rosenberg
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    Edith E. Holiday, Director                     Bruce S. Rosenberg, Treasurer

/s/ Charles B. Johnson
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    Charles B. Johnson, Director